UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09123

AMIDEX™ FUNDS, INC.

(Exact name of registrant as specified in charter)

970 Rittenhouse Road	Eagleville, PA	19403
(Address of principal executive offices)		(Zip code)

M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-876-3566

Date of fiscal year end: 05/31/2020

Date of reporting period: 05/31/2020

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual Report to Shareholders for the period ended May 31, 2020 pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1), is filed herewith.

ANNUAL REPORT

May 31, 2020

AMIDEX Funds, Inc.

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the AMIDEX Funds, Inc. shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Amidex35TM Israel Mutual Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge. You can inform Amidex35TM Israel Mutual Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

AMIDEXTM Funds, Inc.	ANNUAL REPORT

President's Letter & Management's Discussion of Fund Performance

May 31, 2020

Dear AMIDEXTM Funds, Inc. Shareholder,

Enclosed please find the Annual Report for the AMIDEXTM Funds, Inc. for the fiscal year ended May 31, 2020.

For the 12-month period ended May 31, 2020, the AMIDEX35TM Israel Mutual Fund Class No-Load, Class A and Class C returned (7.12)%, (6.81)%* and (7.92)%*, respectively. For the same period, the S&P500 Total Return Index returned 12.84%. For the ten year period ended May 31, 2020, the AMIDEX35TM Israel Mutual Fund Class No-Load had an annualized return of (1.25)%. For the same period, the S&P500 Index rose 13.14%. For the ten year period ended May 31, 2019, the AMIDEX35TM Israel Mutual Fund Class A had an annualized return (1.24)%*. For the ten year period ended May 31, 2019, the AMIDEX35TM Israel Mutual Fund Class C had an annualized return of (2.04)%.

The year started with a positive trend showing modest gains both on the Israel and U.S. markets. The fund’s fourth quarter was shaken by a, once in a lifetime, worldwide pandemic. COVID-19 was introduced to the U.S. during the fund’s last fiscal quarter and rapidly and severely impacted businesses and the health of millions of people.

Portfolio Summary - The AMIDEX35TM Index tracks the largest Israeli companies traded either in Tel Aviv or New York, providing for the first time an accurate benchmark for Israel's equity universe. The AMIDEX35TM Israel Mutual Fund’s (the “Fund” or “AMIDEX”) total industry holdings as of May 31, 2020 were as follows:

Israeli traded1

Banks	8.38%
Chemicals	1.35%
Diversified Financial Services	0.00%[2]
Food	1.34%
Real Estate	2.16%
Telecommunications	0.99%

U.S. traded[1]
Chemicals	0.00%[2]

1 Portfolio holdings are subject to change. Percentages are based on net assets of the Fund at May 31, 2020.

2 Value was less than 0.005%.

I am sad to advise you that we are closing the AMIDEX35TM Israel Mutual Fund. I’ve devoted 23 years to this very special mission and cannot resist the urge to share with you a bit of the history of triumph, challenges, and legacy of the Fund.

I’ve been telling the same story in front of TV reporters, investor groups, synagogue groups, Zionists, and financial advisors for quite a long time. Here’s the short version, and a bit of a postscript:

My grandfather made it to America before WWII. Most of his siblings and their children were murdered during the Holocaust. My father was subjected to the poverty of the Great Depression and worked many jobs to help support his relatives while simultaneously and gradually finishing college. He served in the U.S. Army in the South Pacific. An ardent Zionist, he was a member of a Masada, which was a Zionist movement founded at the end of the war focused on gathering Jews from the displaced persons camps in Europe and settling them in Israel. My parents met at a Masada meeting while working to organize political and financial support for the founding of the State of Israel.

Both of my parents were career civil servants and, with five kids, there wasn’t much money to save or invest. But through his Zionist connections, my father learned of a company called Ampal. Ampal was a holding company formed in 1942 that provided loan guarantees and other capital to launch industrial and commercial development in what was then Palestine. My father bought himself some shares of Ampal and he bought me five shares as well. I think the total value of my shares was $7.50. He taught me that as a shareholder, I had a stake in the development and advancement of businesses in Israel. When I was about 10, he took me to the Ampal annual shareholder’s meeting at the Waldorf-Astoria. To me, a kid, this was a very big deal. There were hundreds of fancy people in a fancy room drinking coffee and listening to speeches. I had no idea what the speeches were about, or what an annual shareholder meeting was, but the feeling in the room was palpable. These people came to show support and love for Israel. They used Ampal both as an investment and as a concrete expression of their support of Israel. Those five shares of Ampal and the feeling of that meeting impacted me for life.

* The returns stated above do not take into consideration transaction charges such as sales loads, redemption fees or CDSC fees. If these fees were taken into consideration, the one year and ten year returns for the AMIDEX35TM Israel Mutual Fund Class A shares would be (11.93)% and (1.80)%, respectively and the one year returns for the AMIDEX35TM Israel Mutual Fund Class C shares would be (9.00)%. There is a maximum sales load of 5.50% on certain Class A subscriptions. A 1% contingent deferred sales charge “CDSC fee” is imposed on redemptions of Class C shares made within thirteen months of purchase. The Fund imposes a 2% redemption fee on AMIDEX35TM Israel Mutual Fund No-Load Class shares redeemed within one year of purchase. See Total Return Table on the following pages for additional return information.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

President's Letter & Management's Discussion of Fund Performance (continued)

Ampal saw a period of remarkable investment success. At one point in the 1990s it owned a one-third interest in Motorola Israel, which at the time was the one of the leading market innovators in the booming cell-phone world. Later, Ampal was a key investor in a gas pipeline that was supposed to bring gas from Egypt to Israel and expand the economic partnership between the countries. Sadly, terrorists blew up the pipeline, and it was never rebuilt. Ampal ultimately went into bankruptcy after more than 70 years of launching and capitalizing successful businesses, hotels, factories and other companies throughout Israel. I lost my $7.50 investment but remain proud of having been a shareholder.

In the late 1990s Israel was absolutely dominant in the world of hi-tech. One company after another began creating and selling leading-edge communications, internet, medical and imaging technologies. Israeli companies were thriving and attracting a lot of media attention. I wanted to invest in an array of Israeli companies but could not find a traditional open-end mutual fund that invested solely in Israeli stocks. I went door to door to the biggest investment companies, but none were interested in establishing an Israel mutual fund. Their views of Israel were nearly uniformly obsolete. They saw Israel as a third-world nation, wrapped in war and conflict, with nothing more than an array of Socialist kibbutzniks dancing the “Hora” while wearing funny looking hats and working to drain swamps. I came to believe that I had a mission to fulfill – changing perceptions about Israel and educating Americans about Israel’s almost miraculous development into one of the leading technology developers in the world.

I went to the Israel Economic Mission in NYC and pointedly asked why there was no major investment house that would start and run an all-Israel mutual fund. We began brainstorming what a fund might look like and how one could be created outside of the big-name brokerage firms. Ultimately, Gadi Beer, another officer at the Economic Mission and I set out to create a broad partnership of investors, philanthropists, Israel advocates and business leaders to fill the void and offer Americans an all-Israel open-end US-based mutual fund. I quit my job as Managing Partner of a thriving law firm that I built and grew to pursue my passion for generating support for Israel.

We started the Fund in 1999 with the help of too many fine people to name each in this memo. Our initial Board of Advisors included leading professors, Congressmen, former Israeli Government officials, top lawyers, hi-tech entrepreneurs, friends, Jewish community leaders, family members and ardent and generous philanthropists. Our first meeting brought me the same feeling I remembered from my first Ampal meeting – I was again amongst a talented and diverse group of people who shared the desire to invest in and support Israel.

We quickly formed the outline of a fund that would serve as an easy and familiar instrument for even small investors and for those seeking to demonstrate their commitment and belief in the long-term success of the people and nation of Israel. Our Fund took off quickly and soared in 1999 and early 2000, outperforming most foreign funds and nearly doubling in value. We held hundreds of meetings and conducted hundreds of presentations around the country and attracted some of the largest brokerage firms in the world to help us distribute the Fund. Assets in the Fund grew quickly. The technology investment field was ablaze with activity at the time and the election of a new government in Israel and other political changes suggested that a peace deal may become viable, fueling further investment. We looked forward to expanding our investor base and launching additional Israel-focused funds.

But then we hit some very significant obstacles. The peace plans endorsed by Israel were summarily rejected by Palestinian officials who responded not with a treaty, but instead with a vicious and prolonged Intifada. Once again images of Israel flashed on the news showing a war zone, not a technological and financial powerhouse of a country, and brokers and investors suddenly performed an about-face, shying away from investment in Israeli stocks. We decided to persevere, hoping that the violence would end, and the narrative would refocus on the remarkable successes of Israeli companies.

Rather than seeing the situation brighten, we saw the barbarism of the September 11 attacks on the US. Our AMIDEX office, near Wall Street, became inaccessible and the aftermath of the attacks soured the entire investment world for years.

The combination of the resumption of the intifada and the September 11 tragedy sent the Fund into a tailspin. We decided again to preserve and, rather than close the Fund, we retrenched. We left NYC and temporarily moved operations to the basement of my home in Pennsylvania. We were forced to furlough all marketing and operations staff, and the Fund was able to continue primarily due to the valiant efforts of Gadi Beer. Gadi was integral to the Fund even before its inception and stepped up to take over nearly all the complex duties of running the Fund.

Although things stabilized a bit in the following years, we were unable to garner the volume of assets under management necessary to keep the Fund’s expense ratio at a competitive level. The administrative, legal, compliance, and regulatory costs of running an Israel-centric fund are formidable. We had to create systems and relationships from scratch. Big funds with millions of investors can spread costs over a huge base, resulting in low-cost ratios. Tiny funds like ours, however, spread necessary expenses over a small divisor, and our expense ratio never reached our goals.

As the years went by, the whole mood and feel of America’s relationship with Israel changed. As the generations changed, so did the commitment to supporting a Jewish homeland in Israel. Assimilation, Israel-apathy, a solid shift to the left, and loss of collective memory made it even more difficult to market the Fund to investors.

The next blow came from the “BDS” movement. It became popular in America to demonize and delegitimize Israel, especially on college campuses. Although the actual impact on Israel’s economy was negligible, the poor publicity, constant media coverage of anti-Israel demonstrators, and change of mood particularly among American Jews, combined to make it nearly politically incorrect to be an outward and unabashed supporter of Israel.

Another negative factor was the financial crisis and the world-wide recession. Investments turned down and the mechanisms by which funds were sold to buyers changed. Getting our Fund listing in the right states and on the right investment platforms became more and more difficult. Some firms feared approaching their clients with an Israel-focused fund, citing perceived political risks. It is indeed ironic that AMIDEX endured, while major brokerage firms like Lehman Brothers and Bear Stearns folded.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

President's Letter & Management's Discussion of Fund Performance (continued)

All these factors combined made it extremely difficult for AMIDEX to survive. The primary reason that the Fund continued through the last many years is the dedication and commitment of Gadi Beer. Gadi and I remained optimistic that strength of Israel’s companies would overcome our challenges, so we labored on in the hope of partnering or transferring the Fund to another company with a greater ability to garner assets. I proudly worked for the Fund and served as President and Chairman of the Board without compensation for two decades. Gadi has worked diligently from before the Fund launched until after the Fund closed for business. Ultimately, it simply became impossible to continue our mission.

The final blows were a combination of the Covid-19 crisis and a dramatic increase in the regulatory demands and accompanying expenses imposed by state and federal regulators. The costs of compliance increased, but the Fund had too small a base of investors over which to spread the expenses.

It is extremely sad for me to see the Fund close. I still believe in the mission of educating people about the successes and accomplishments of the Israeli People. I still believe in the ingenuity and creativity of Israeli companies and continue to believe that they will lead the world in key product development. I continue to believe in the importance of taking concrete actions to support Israeli businesses and remain committed to using investment in Israel as both a symbol of my bond with Israel and as an opportunity for long-term investment returns. Being the groundbreaker for our type of Israel-related investment vehicle was difficult, exhausting, personally expensive, and hugely exhilarating. It has been the most important work of my life, and I am glad to have served as the builder of a bridge to a new world of options for continuing investment in Israel. Many other companies followed our example and now offer Israel investment opportunities ranging from mutual funds to ETF’s to crowd-sourced investment directly into startup companies. We helped pave a road for others to offer an expanded array of Israel investment vehicles.

I want to thank all our current and past directors, employees, investors, and friends for their undying support of our noble venture. I want to especially thank my family for unhesitatingly supporting my mission at deep personal and financial expense. We can all be proud of the role we played in the AMIDEX35TM Israel Mutual Fund, which led thousands of people to the opportunity to invest in Israel and led to the development of platforms that now allow thousands more to do so into the future. It is my hope that we in some small way helped connect Americans to Israel and led people to appreciate the unique and beautiful nation that it has become. I wish you all health and safety as we together pray for the peace, security and continued prosperity of Israel.

Best regards,

Cliff Goldstein

President, AMIDEXTM Funds, Inc.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus.

The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. An investor's return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Current performance may be lower or higher than the performance data quoted. See Total Return Table on the following pages for additional return information.

Please call 215-830-8712 or visit the Fund’s website http://www.amidex.com/fund.htm for current performance data. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

COMPARISON OF A $10,000 INVESTMENT IN THE AMIDEX35TM ISRAEL MUTUAL
FUND VERSUS THE MSCI WORLD INDEX AND THE S&P 500 TOTAL RETURN INDEX

(Unaudited)

Average Annual Total Return (Unaudited)

		Ten Years	Five Years	One Year
		ended	ended	Ended
		May 31, 2020	May 31, 2020	May 31, 2020
No Load Class		(1.25)%	(5.20)%	(7.12)%
Class A	With sales charge	(1.80)%	(6.21)%	(11.93)%
	Without sales charge	(1.24)%	(5.15)%	(6.81)%
Class C	With contingent deferred sales charge	(2.04)%	(5.96)%	(9.00)%
	Without contingent deferred sales charge	(2.04)%	(5.96)%	(7.92)%
MSCI World Index		10.61%	6.25%	7.41%
S&P 500 Total Return		13.14%	9.85%	12.84%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the AMIDEX35™ Israel Mutual Fund versus the MSCI World Index and the S&P 500 Total Return Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

Due to the bi-national, multi-sector and market capitalization range of the Fund, there aren’t adequate publically published benchmarks for comparison. As with any fund, save an index fund, that commonly compares its performance to the MSCI World Index and the S&P 500 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; there may be little or no congruence between these indices and the AMIDEX35™ Israel Mutual Fund, which will not invest in certain securities comprising these indices.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

Information About Your Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below illustrates an example investment of $1,000 at the beginning of the period (December 1, 2019) and held for the entire period of 12/01/19 through 05/31/20. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made on 12/01/19). You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2020
Actual Fund Return (in parentheses)	Beginning Account Value 12/01/19	Ending Account Value 05/31/20	Expenses Paid During Period*

Amidex35TM Israel Mutual Fund No-Load Class (-13.32%)	$1,000.00	$866.80	$29.64
Amidex35TM Israel Mutual Fund Class A (-13.04%)	1,000.00	869.60	26.60
Amidex35TM Israel Mutual Fund Class C (-13.75%)	1,000.00	862.40	33.66

AMIDEXTM Funds, Inc.	ANNUAL REPORT

Information About Your Fund’s Expenses (Unaudited) (continued)

Hypothetical 5% Fund Return	Beginning Account Value 12/01/19	Ending Account Value 05/31/20	Expenses Paid During Period*

Amidex35TM Israel Mutual Fund No-Load Class	$1,000.00	$993.25	$31.64
Amidex35TM Israel Mutual Fund Class A	1,000.00	996.55	28.40
Amidex35TM Israel Mutual Fund Class C	1,000.00	988.85	35.95

*Expenses are equal to the annualized expense ratios of 6.35%, 5.69% and 7.23% for the Amidex35TM Israel Mutual Fund No-Load Class, Class A and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Total Fund operating expense ratios as stated in the current Fund prospectus dated September 30, 2019 were as follows:
AMIDEX35TM Israel Mutual Fund Class No-Load	4.50%
AMIDEX35TM Israel Mutual Fund Class A	4.50%
AMIDEX35TM Israel Mutual Fund Class C	5.25%

Total Gross Operating Expenses (Annualized) for the year ended May 31, 2020 were 5.52% for the AMIDEX35TM Israel Mutual Fund Class No-Load shares, 5.52% for the AMIDEX35TM Israel Mutual Fund Class A shares and 6.27% for the AMIDEX35TM Israel Mutual Fund Class C shares. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 4) sections of this report for expense related disclosures during the year ended May 31, 2020.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-888-876-3566. Please read it carefully before you invest or send money.

AMIDEX FUNDS, INC.
AMIDEX35TM ISRAEL MUTUAL FUND
SCHEDULE OF INVESTMENTS
May 31, 2020	ANNUAL REPORT

ISRAEL - 14.22%	Shares	Fair Value

COMMON STOCK - 14.22%

Banks - 8.38%
Bank Hapoalim BM	28,428	$174,133
Bank Leumi Le-Israel BM	31,116	164,281
Israel Discount Bank Ltd. - Class A	22,610	71,533
Mizrahi Tefahot Bank Ltd.	5,015	97,998
		507,945
Chemicals - 1.35%
Israel Chemicals Ltd.	23,635	81,642

Diversified Financial Services - 0.00%
Isracard Ltd.	1	2

Food - 1.34%
Strauss Group Ltd.	2,900	80,940

Real Estate - 2.16%
Azrieli Group Ltd.	2,500	130,923

Telecommunications - 0.99%
Bezeq Israeli Telecommunication Corp. Ltd. *	70,390	59,935

TOTAL COMMON STOCK - ISRAEL (Cost $663,636)		861,387

TOTAL ISRAEL (Cost $663,636)		861,387

UNITED STATES - 36.02%

COMMON STOCK - 0.00%

Chemicals - 0.00%
International Flavors & Fragrances, Inc.	1	107

TOTAL COMMON STOCK - UNITED STATES (Cost $85)		107

SHORT-TERM INVESTMENTS - 36.02%
Fidelity Government Portfolio - Institutional Class, 0.08% **	200,000	200,000
First American Government Obligaions Fund - Class Z, 0.05%**	200,000	200,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 0.09%**	200,000	200,000
STIT - Government and Agency Portfolio - Institutional Class, 0.12%**	1,582,698	1,582,698

TOTAL SHORT-TERM INVESTMENTS (Cost 2,182,698)		2,182,698

TOTAL UNITED STATES (Cost $2,182,783)		2,182,805

TOTAL INVESTMENTS (Cost $2,846,419 – 50.24%)		$3,044,192
OTHER ASSETS IN EXCESS OF LIABIITIES, NET - 49.76%		3,014,764
NET ASSETS - 100%		$6,058,956

*	Non-income producing security.
**	Rate shown represents the 7-day yield at May 31, 2020, is subject to change and resets daily.

Ltd - Limited Partnership

BM - Beeravon Mugbal (Limited).

The accompanying notes are an integral part of these financial statements.

AMIDEXTM FUNDS, INC.	ANNUAL REPORT
STATEMENT OF ASSETS AND LIABILITIES - May 31, 2020

AMIDEX35TM
Israel Mutual
Fund
Assets:
Investments, at cost	$2,846,419
Investments, at fair value	$3,044,192
Receivables:
Interest	36
Dividends	1,779
Fund shares sold	250
Investments sold	3,061,089
Prepaid expenses	459
Total assets	6,107,805

Liabilities:
Payables:
Investment advisory and administrative fees	4,516
Distribution fees	2,530
Fund accounting and transfer agency fees	2,051
Other liabilities and accrued expenses	39,752
Total liabilities	48,849
Net Assets	$6,058,956

Sources of Net Assets:
Common stock	$56
Additional paid-in capital	5,413,220
Total distributable earnings	645,680

Total Net Assets (564,273 shares outstanding; 500,000,000 shares of $0.0001 par value authorized for the Fund)	$6,058,956

No-Load Class Shares:
Net assets applicable to 441,019 shares outstanding	$5,140,903
Net Asset Value and Offering Price Per Share (1)	$11.66

Minimum Redemption Price Per Share	$11.43

Class A Shares:
Net assets applicable to 68,943 shares outstanding	$607,354
Net Asset Value and Redemption Price Per Share	$8.81

Maximum Offering Price Per Share (2)	$9.32

Class C Shares:
Net assets applicable to 54,311 shares outstanding	$310,699
Net Asset Value and Offering Price Per Share	$5.72

Minimum Redemption Price Per Share (3)	$5.66

(1) A redemption fee of 2.00% is imposed on redemptions occurring within 365 days of purchase.

(2) A maximum sales charge of 5.50% is imposed on Class A shares.

(3) A contingent deferred sales charge ("CDSC") of 1.00% is imposed in the event of certain redemption transactions made within thirteen months following such investments.

The accompanying notes are an integral part of these financial statements.

AMIDEXTM FUNDS, INC.	ANNUAL REPORT
STATEMENT OF OPERATIONS

AMIDEX35TM
Israel Mutual
Fund

For the Year Ended
May 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $21,773)	$72,138
Interest	2,364
Total investment income	74,502

Expenses:
Investment advisory fees	54,944
Distribution (12b-1) fees - No-load Class	14,610
Distribution (12b-1) fees - Class A	1,650
Distribution (12b-1) fees - Class C	3,643
Fund accounting and transfer agent fees	104,651
Out of pocket expenses	46,691
Legal fees	25,751
Audit fees	22,500
Registration fees	18,920
Insurance fees	17,332
Miscellaneous	16,824
Custody fees	16,758
Report printing fees	11,567
Networking fees	8,094
Pricing fees	7,476
Administrative fees	6,868
Director fees	3,334
Total expenses	381,613
Less: fees waived	(6,000)
Net expenses	375,613

Net investment loss	(301,111)

Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments and foreign currency transactions	717,506
Net change in unrealized appreciation (depreciation) on investments and foreign currency transaction	(862,465)
Net realized and unrealized loss on investments and foreign currency transactions	(144,959)

Net decrease in net assets resulting from operations	$(446,070)

The accompanying notes are an integral part of these financial statements.

AMIDEXTM FUNDS, INC.	ANNUAL REPORT
STATEMENTS OF CHANGES IN NET ASSETS

	AMIDEX35TM Israel Mutual Fund

	For the	For the
	Year Ended	Year Ended
	May 31, 2020	May 31, 2019

Increase (decrease) in net assets from:
Operations:
Net investment loss	$(301,111)	$(263,983)
Net realized gain on investments and foreign currency transactions	717,506	333,591
Net change in unrealized depreciation on investments and foreign currency transactions	(862,465)	(623,055)
Net decrease in net assets resulting from operations	(446,070)	(553,447)

Distributions to shareholders from:
Total distributable earnings - No Load Class	(207,436)	(92,176)
Total distributable earnings - Class A	(31,408)	(12,679)
Total distributable earnings - Class C	(25,598)	(10,743)
	(264,442)	(115,598)
Capital share transactions (Note 2):
Decrease in net assets from capital share transactions	(387,637)	(503,285)

Total decrease in net assets	(1,098,149)	(1,172,330)

Net Assets:
Beginning of year	7,157,105	8,329,435

End of year	$6,058,956	$7,157,105

The accompanying notes are an integral part of these financial statements.

AMIDEXTM FUNDS, INC.	ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout each Fiscal Year

	AMIDEXTM Israel Mutual Fund
	No-Load Class

	For the Years Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$13.00	$14.17	$14.16	$13.47	$16.00
Income (loss) from investment operations:
Net investment loss (a)	(0.56)	(0.46)	(0.45)	(0.44)	(0.37)
Net realized and unrealized gain (loss) on investments	(0.31)	(0.52)	0.46	1.13	(2.17)
Total from investment operations	(0.87)	(0.98)	0.01	0.69	(2.54)

Distributions:
From net realized gains on investments	(0.47)	(0.19)	—	—	—
Total distributions	(0.47)	(0.19)	—	—	—

Paid in capital from redemption fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.01

Net Asset Value, End of Year	$11.66	$13.00	$14.17	$14.16	$13.47

Total Return(b)	(7.12)%	(6.85)%	0.07%	5.12%	(15.81)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$5,141	$6,104	$7,089	$7,536	$8,022
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	5.52%	4.50%	4.49%	4.34%	3.71%
After fees waived and expenses absorbed	5.46%	4.50%	4.49%	4.34%	3.71%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(4.43)%	(3.26)%	(3.16)%	(3.24)%	(2.49)%
After fees waived and expenses absorbed	(4.37)%	(3.26)%	(3.16)%	(3.24)%	(2.49)%
Portfolio turnover rate	0.00%	0.00%	11.13%	4.54%	11.01%

(a)	Net investment loss per share is based on average shares outstanding.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. The returns shown exclude the impact of any sales loads, redemption fees and contingent deferred sales charges.
(c)	Redemption fees per share were less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

AMIDEXTM FUNDS, INC.	ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout each Fiscal Year

	AMIDEXTM Israel Mutual Fund
	Class A

	For the Years Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$9.90	$10.85	$10.83	$10.31	$12.25
Income (loss) from investment operations:
Net investment loss(a)	(0.40)	(0.35)	(0.35)	(0.34)	(0.27)
Net realized and unrealized gain (loss) on investments	(0.22)	(0.41)	0.37	0.86	(1.67)
Total from investment operations	(0.62)	(0.76)	0.02	0.52	(1.94)

Distributions:
From net realized gains on investments	(0.47)	(0.19)	—	—	—
Total distributions	(0.47)	(0.19)	—	—	—

Net Asset Value, End of Year	$8.81	$9.90	$10.85	$10.83	$10.31

Total Return(b)	(6.81)%	(6.93)%	0.18%	5.04%	(15.84)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$607	$665	$757	$891	$1,005
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	5.52%	4.50%	4.49%	4.34%	3.71%
After fees waived and expenses absorbed	5.14%	4.50%	4.49%	4.34%	3.71%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(4.43)%	(3.26)%	(3.16)%	(3.24)%	(2.49)%
After fees waived and expenses absorbed	(4.05)%	(3.26)%	(3.16)%	(3.24)%	(2.49)%
Portfolio turnover rate	0.00%	0.00%	11.13%	4.54%	11.01%

(a)	Net investment loss per share is based on average shares outstanding.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. The returns shown exclude the impact of any sales loads, redemption fees and contingent deferred sales charges.

The accompanying notes are an integral part of these financial statements.

AMIDEXTM FUNDS, INC.	ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout each Fiscal Year

	AMIDEXTM Israel Mutual Fund
	Class C

	For the Years Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$6.66	$7.42	$7.47	$7.16	$8.58
Income (loss) from investment operations:
Net investment loss(a)	(0.33)	(0.29)	(0.31)	(0.30)	(0.25)
Net realized and unrealized gain (loss) on investments	(0.14)	(0.28)	0.26	0.61	(1.17)
Total from investment operations	(0.47)	(0.57)	(0.05)	0.31	(1.42)

Distributions:
From net realized gains on investments	(0.47)	(0.19)	—	—	—
Total distributions	(0.47)	(0.19)	—	—	—

Net Asset Value, End of Year	$5.72	$6.66	$7.42	$7.47	$7.16

Total Return(b)	(7.92)%	(7.57)%	(0.67)%	4.33%	(16.55)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$311	$388	$484	$654	$901
Ratio of expenses to average net assets:	6.27%	5.25%	5.24%	5.09%	4.46%
Ratio of net investment loss to average net assets:	(5.18)%	(4.01)%	(3.91)%	(3.99)%	(3.24)%
Portfolio turnover rate	0.00%	0.00%	11.13%	4.54%	11.01%

(a)	Net investment loss per share is based on average shares outstanding.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. The returns shown exclude the impact of any sales loads, redemption fees and contingent deferred sales charges.

The accompanying notes are an integral part of these financial statements.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

May 31, 2020

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AMIDEXTM Funds, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on April 27, 1999, and currently consists of one active portfolio, the AMIDEX35TM Israel Mutual Fund (the “Fund”). The Fund is a non-diversified Fund. As a non-diversified Fund, it may invest a significant portion of its assets in a small number of companies. The Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund was registered to offer four classes of shares, Class A, Class B, Class C and No-load class, with only the Class A, Class C and No-load shares currently being offered in the AMIDEX35TM Israel Mutual Fund. Each class differs as to sales and redemption charges, minimum investment amounts and ongoing fees. Income and realized/unrealized gains or losses are allocated to each class based on their relative net assets. The Fund’s investment objective is long term growth of capital. The Fund became effective with the SEC on April 27, 1999 and commenced operations on June 8, 1999. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)   Investment Valuation - A portfolio security listed or traded on an exchange in domestic or international markets is valued at the last reported sale price of the primary exchange on which it trades before the time when the Fund values assets. Securities traded on more than one market are valued using the market identified as primary based on trading volume and activity. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. If there are no sales that day, such securities will be valued at the last bid price, if available. Other over-the-counter securities are valued at the last sale price, if published, or the last bid price, if available. Lacking any sales on the principal exchange that day, the security is valued at the last reported bid, if available and would be categorized as level 2. Debt securities with maturities of sixty days or less at the time of purchase are valued based on amortized cost which approximates fair value and would be categorized as level 2. Money market funds are valued at their asset value of $1.00 per share and are categorized as level 1. If market quotations are not readily available, or when the portfolio management team believes that a readily available market quotation or other valuation produced by the Fund’s valuation policies is not reliable, the Fund values the assets at fair value using procedures established by the Board of Directors. The Board members have delegated pricing authority to the fair valuation committee of the adviser, for certain pricing issues, as defined in the valuation procedures. Events affecting the value of securities that occur between the time prices are established and the New York Stock Exchange closes are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. If the event would materially affect the Fund’s net asset values, the security will be fair valued by the fair valuation committee or, at its discretion, by an independent fair valuation vendor. As of and during the year ended May 31, 2020, no securities were valued as determined by the Board of Directors.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, ASC 820, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

May 31, 2020

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used, as of May 31, 2020, in valuing the Fund’s investments carried at fair value:

Security Classification(a)
Level 1
Common Stock - Israel(b)	$861,387
Common Stock - United States(b)	107
Short-Term Investments	2,182,698
Total Level 1	$3,044,192

Level 2	$—

Level 3	$—

Total Investments	$3,044,192

(a)	As of and during the year ended May 31, 2020, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.
(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

b)     Foreign Currency Translation - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c)     Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with sub-chapter M of the Internal Revenue Code applicable to regulated investment companies and intends to comply in the future and to distribute all of its net investment income and realized capital gains to its shareholders.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and Maryland. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended May 31, 2020 the Fund did not incur any interest or penalties.

d)       Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gain.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

May 31, 2020

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e)     Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)     Redemption Fees and Sales Charges (loads) - Shareholders of the No-load shares that redeem shares within 365 days of purchase will be assessed a redemption fee of 2.00% of the amount redeemed. The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact and other costs that may be associated with short-term money movement in and out of the Fund. A maximum sales charge of 5.50% is imposed on Class A shares. Shareholders of the Class C shares are imposed a contingent deferred sales charge (“CDSC”) of 1.00% in the event of certain redemption transactions within thirteen months following such investments. The CDSC is paid directly to the Adviser to reimburse expenses incurred in providing distribution-related services to the Fund. For the year ended May 31, 2020, there were redemption fees of $438 paid to the Fund and CDSC fees of $0 paid to the Adviser.

g)     Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the Fund for the year ended May 31, 2020 were as follows:

	No-Load
	Shares	Amount
Sold	16,806	$217,194
Redeemed(1)	(59,878)	(792,110)
Reinvested	14,701	195,960
Net Decrease	(28,371)	$(378,956)

	Class A
	Shares	Amount
Sold	1,535	$15,324
Redeemed	(2,342)	(24,086)
Reinvested	2,596	26,065
Net Decrease	1,789	$17,303

	Class C
	Shares	Amount
Sold	77	$505
Redeemed	(7,053)	(46,315)
Reinvested	3,018	19,826
Net Decrease	(3,958)	$(25,984)

(1)	Includes redemptions fees of $438.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

May 31, 2020

2.	CAPITAL SHARE TRANSACTIONS (continued)

Transactions in shares of capital stock for the Fund for the year ended May 31, 2019 were as follows:

	No-Load
	Shares	Amount
Sold	16,799	$238,129
Redeemed(1)	(54,557)	(744,312)
Reinvested	7,044	86,640
Net Decrease	(30,714)	$(419,543)

	Class A
	Shares	Amount
Sold	268	$2,835
Redeemed	(3,995)	(42,427)
Reinvested	1,121	10,507
Net Decrease	(2,606)	$(29,085)

	Class C
	Shares	Amount
Sold	1,152	$8,208
Redeemed	(9,409)	(71,319)
Reinvested	1,337	8,454
Net Decrease	(6,920)	$(54,657)

(1)	Includes redemptions fees of $120.

3.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2020, aggregate purchases and sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$—	$6,050,148

There were no government securities purchased or sold during the period.

4.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Effective October 1, 2003, the Fund has entered into an Advisory Agreement with Index Investments, LLC (“II” or “Adviser”) to provide investment management services to the Fund. II furnishes, at its own expense, office space to the Fund and all necessary office facilities, equipment and personnel for managing the assets of the Fund. Pursuant to the Advisory Agreement, II is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.80% as applied to the Fund’s daily net assets. For the year ended May 31, 2020, the Fund incurred $54,944 of advisory fees, with $4,014 remaining payable at May 31, 2020.

Effective October 1, 2003, the Fund has entered into an Administrative Services Agreement (“ASA”) with II to provide administrative services to the Fund. Pursuant to the ASA, II is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.10% as applied to the Fund’s daily net assets. For the year ended May 31, 2020, the Fund incurred $6,868 of administrative fees, with $502 remaining payable at May 31, 2020.

One director of the Fund is also an Officer of II.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

May 31, 2020

4.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The Fund has entered into an Investment Company Services Agreement (“ICSA”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the ICSA, M3Sixty will provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursement, registrar and record keeping services. For its services, M3Sixty receives $8,712.50 per month. For the year ended May 31, 2020, M3Sixty earned $104,651 with $2,051 remaining payable at May 31, 2020 from the Fund.

An Officer of the Fund is also an employee and officer of M3Sixty.

The Fund and II entered into a Distribution Agreement with Matrix 360 Distributors, LLC (“M360D”). Pursuant to the Distribution Agreement, M360D provides distribution services to the Fund. M360D serves as underwriter/distributor of the Fund. Pursuant to the Distribution Agreement, M360D receives $9,600 per year from the Fund. M360D also receives commissions from the sale of Class A Fund shares for which they were the broker of record. The allocated distribution fees are reduced by the amount of commissions received and the remainder is paid from the accruals pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the year ended May 31, 2020, M360D received net distribution fees of $9,561 from the Fund. For the year ended May 31, 2020, M360D received commissions from the sale of Fund shares of $39 from the Class A shares.

A separate plan of distribution has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares. With respect to Class A and the No-load class of shares, the plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% annually of the Fund’s average net assets attributable to each class of shares, respectively, and up to 1.00% annually of the Fund’s average net assets attributable to Class C shares to persons or institutions for performing certain servicing functions for the Fund’s shareholders. The distribution plan is a compensation plan, which also allows the Fund to pay or reimburse expenditures in connection with sales, and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders.

The distribution plans for the shares in the Class A, the No-load class and Class C shares took effect November 19, 1999, June 8, 1999 and May 19, 2000, respectively. For the year ended May 31, 2020, the Fund incurred $19,903 in 12b-1 fees with $2,530 remaining payable at May 31, 2020. The Fund also voluntarily waived 12b-1 fees of $6,000 during the year ended May 31, 2020.

5.	TAX MATTERS

The Fund paid $264,442 in long-term capital gains distributions during the fiscal year ended May 31, 2020.

The Fund paid $115,598 in long-term capital gains distributions during the fiscal year ended May 31, 2019.

For U.S. Federal income tax purposes, the cost of securities owned, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) of investments at May 31, 2020 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$2,862,907	$366,001	$(184,716)	$181,285

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales for the Fund.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

May 31, 2020

5.	TAX MATTERS (continued)

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year. As of May 31, 2020, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$176,450
Undistributed Long-Term Capital Gains	623,011
Post-October Losses	—
Post-December Ordinary Losses	(153,781)
Total Distributable Earnings, Net	$645,680

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of May 31, 2020 the Fund elected to defer net capital and ordinary losses as indicated in the charts below.

Post-October Losses	Post-December Losses
Deferred	Deferred
$—	$153,781

As of May 31, 2020, the Fund did not have any capital loss carryforwards available for federal income tax purposes.

6.	RECLASS OF CAPITAL ACCOUNTS

In accordance with accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present distributable earnings on a tax basis which is considered to be more informative to the shareholder. They are mainly due to the reclassification of net operating loss to paid-in capital. As of May 31, 2020, the Fund recorded reclassifications to increase (decrease) the capital accounts as follows:

Total Distributable Earnings	Paid-in Capital
$263,342	$(263,342)

7.	CONCENTRATION OF RISK

The Fund invests a majority of its assets in common stocks of Israeli companies. Investing in companies from one geographic region may pose additional risks inherent to a region’s economical and political situation.

8.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

May 31, 2020

9.	SUBSEQUENT EVENTS

At a meeting held on May 15, 2020, the Fund’s Board of Directors, upon the recommendation of the Adviser, determined that is was in the best interests of the shareholders of the Fund to close and liquidate the Fund, and on May 28, 2020, the Board of Directors approved a Plan of Liquidation under which the Fund would liquidate and terminate. The Fund was liquidated on June 19, 2020.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AMIDEXTM Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AMIDEX35TM Israel Mutual Fund (the “Fund”), a series of AMIDEXTM Funds, Inc., as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Subsequent Liquidation

As discussed in Note 9 to the financial statements, on May 15, 2020 the Board of Directors of AMIDEXTM Funds, Inc. approved the liquidation of AMIDEX35TM Israel Mutual Fund.

We have served as the Fund’s auditor since 2004.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 30, 2020

AMIDEXTM Funds, Inc.	ANNUAL REPORT

Additional Information (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-876-3566; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-888-876-3566; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Fund is required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. The Fund paid $264,442 in long-term capital gain distributions during the year ended May 31, 2020..

Tax information is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2021 to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their own tax advisers.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

Additional Information (Unaudited)

DIRECTORS AND OFFICERS INFORMATION (Unaudited)

Management Information—Following are the Directors and Officers of the Company, their age and address, their present position with the Company or the Portfolios, and their principal occupation during the past five years. In case a vacancy or an anticipated vacancy on the Board of Directors shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Directors, subject to certain restrictions under the 1940 Act. Those Directors and Officers, who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either the Company or the Adviser, are indicated in the table. The Company’s Statement of Additional Information includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-888-876-3566.

Name, Address and Age[1]	Position(s) Held with The Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[3]	Other Directorships Held by Director[4]
NON-INTERESTED DIRECTORS
Eli Gabay, Esq. Age 60	Director	October 2003	Attorney, Solomon Sherman & Gabay, Philadelphia, PA	1	None
Erica Levi Age 41	Director	October 2003	Associate Director of Communication, Pennoni Honors College, Drexel University	1	None
INTERESTED DIRECTORS AND OFFICERS
Clifford A. Goldstein[5] Age 61	President, Chief Compliance Officer and Director	1999	President, Index Investments, LLC, November 2002 to present; President, TransNations Investments, LLC, Executive Consultant and Attorney with The Chartwell Law Offices since 2002.	1	None
Larry E. Beaver, Jr.[6] 4300 Shawnee Mission Parkway Suite 100 Fairway, KS 66205 Age 51	Chief Accounting Officer	May 2003	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017–Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005–2017).	N/A	N/A

[1]	Each Director may be contacted by writing to the Director, c/o AMIDEXTM Funds, Inc., 970 Rittenhouse Road, Eagleville, PA 19403.
[2]	Each Director holds office until he resigns, is removed or dies. The President and Chief Accounting Officer shall hold office for a one year term and until their respective successors are chosen and qualified, or until such officer dies or resigns.
[3]	The Fund Complex consists of the Company. The Company has one portfolio, the AMIDEX35 TM Israel Mutual Fund.
[4]	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
[5]	Indicates an "interested person" as defined in the Investment Company Act of 1940.
[6]	The Company entered into an agreement related to its Distribution Plan with Matrix 360 Distributors, LLC, an affiliate of M3Sixty Administration, LLC. Larry E. Beaver, Jr. is Fund Accounting, Administration and Tax Officer at M3Sixty Administration, LLC.

AMIDEXTM Funds, Inc.	ANNUAL REPORT

Additional Information (Unaudited)

DIRECTORS AND OFFICERS INFORMATION (Unaudited)

Remuneration Paid to Directors and Officers—Officers of the Company and Directors who are "interested persons" of the Company or the Adviser will receive no salary or fees from the Company. Each Director who is not an "interested person" receives a fee of $500 per meeting attended. The Company reimburses each Director and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Director[1]	Aggregate Compensation From the Company[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Company Paid to Directors[2]
Independent Directors
Eli Gabay, Esq.	$2,000	None	None	$2,000
Erica Levi	$2,000	None	None	$2,000
Interested Officers
Clifford A. Goldstein	None	Not Applicable	Not Applicable	None
Larry E. Beaver, Jr.	None	Not Applicable	Not Applicable	None

[1]	Each of the Directors and Officers serves as a Director or Officer to the one portfolio of the Company.

[2]	Figures are for the year ended May 31, 2020.

FOR MORE INFORMATION

Visit Our Website:
www.amidex.com

Email:
info@amidex.com

Call Us Toll Free:
1-888-876 3566

ITEM 2.	CODE OF ETHICS.

a.	The registrant has, as of the end of the period covered by this report, adopted a Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

b.	During the period covered by this report, there were no amendments to any provision of the Code of Ethics.

c.	During the period covered by this report, there were no waivers or implicit waivers of a provision of the Code of Ethics.

d.	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a.	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by a principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory filings or engagements for those fiscal years were $16,500 for 2020 and $16,000 for 2019.

b.	Audit related fees – There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

c.	Tax Fees – Set forth below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $3,000 for 2020 and $2,750 for 2019.

The fees were for preparation of IRS Form 1120-RIC and Form 8613 (excise tax) and Maryland PPT tax return. No tax services were provided to the registrant’s investment adviser.

d.	All other fees – The aggregate fees billed in the last two years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) were billings of $0 for 2020 and $0 for 2019.

e	(1).	Audit Committee’s Pre-Approval Policies - Registrant has adopted an audit committee charter to provide the Audit Committee with guidance. The audit committee consists of two independent members of the board of directors. The charter calls for receipt and review of the principal accountant’s written statement concerning independence; dialogue concerning relationships or services to others (which involved all service providers including registrant’s custodian, investment adviser, transfer agent, fund accountants and administrator); and, prior to the board of directors selecting registrant’s auditor, review and assess services provided, fees charged and to be charged, and other relevant data. The audit committee charter contains, among other things, express provisions for selecting registrant’s auditor and for pre-approving all permitted non-audit services. With respect to auditor selection, the charter expressly states that the audit committee is to consider:

(a)	the audit scope and plan to assure completeness and effectiveness of resources;

(b)	the auditor’s formal written statement delineating relationship with registrant;

(c)	the auditor’s relationship or service to others, which may impact objectivity or independence;

(d)	rotations of audit partners; and

(e)	fees or other compensation paid to the auditor.

e	(2).	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f.	All work is performed by Cohen Fund Audit Services, Ltd.

g.	There were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the adviser, that provides ongoing services to the registrant during the last two fiscal years.

h.	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included in Annual Report to shareholders filed under item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Fund is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable as the Fund is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable as the Fund is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None

ITEM 11.	CONTROLS AND PROCEDURES.

a.	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

b.	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Fund is an open-end management investment company.

ITEM 13.	EXHIBITS

(1)	Code of Ethics for Principal Executive Officers of the AMIDEX™ Funds is filed herewith.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AMIDEX™ Funds, Inc.

By	Clifford A. Goldstein, President	/s/ Clifford A. Goldstein

Date: August 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the Following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	Clifford A. Goldstein, President	/s/ Clifford A. Goldstein

Date: August 7, 2020

By	Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Chief Accounting Officer

Date: August 7, 2020